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                                 EXHIBIT 23
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                                                                 EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-66694) pertaining to the Arkansas Best Corporation Stock Option Plan and Arkansas Best Corporation Disinterested Director Stockholder Plan of our report dated January 28, 1994, with respect to the consolidated financial statements and schedules of Arkansas Best Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1993.


                                        ERNST & YOUNG

Little Rock, Arkansas
March 9, 1994
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